Property and equipment, net (Tables)	9 Months Ended
Sep. 30, 2023
Property and equipment, net
Schedule of property and equipment, net

	As of	As of
	December 31,	September 30,
	2022	2023
	RMB	RMB
Cost(1):
Leasehold improvements	443,695	422,017
Equipment, fixture and furniture, and other fixed assets	420,004	427,155
Total cost	863,699	849,172
Less: accumulated depreciation	(503,399)	(543,193)
Property and equipment, net	360,300	305,979

(1)	During the nine months ended September 30, 2023, the Group recognized impairment loss in the amount of RMB10,634 of one hotel properties under operating leases were recognized in hotel operating costs due to the carrying value of the assets may not recover to the future discounted cash flow. The Group estimated the fair value using an income approach reflecting discounted cash flows that included, among other things, the Group’s expectations of future cash flows based on historical experience and projected growth rate and occupancy rate.